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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549
                            ______________________

                                   FORM 8-K

                                CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

                            ______________________

Date of Report (Date of earliest event reported):  JULY 3, 1996
                                                   ------------
                                 BIOGEN, INC.
                                 ------------
            (Exact name of registrant as specified in its charter)

MASSACHUSETTS                   0-12042                        04-3002117
- --------------               -------------                  -------------------
(State or other               (Commission                      (IRS Employer
jurisdiction of               File Number)                  Identification No.)
incorporation)

14 CAMBRIDGE CENTER, CAMBRIDGE, MASSACHUSETTS          02142
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(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code: (617) 679-2000
                                                    --------------

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ITEM 5.           OTHER EVENTS.
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         On July 3, 1996, the Registrant publicly disseminated a press release concerning (i) a patent suit filed by Berlex Laboratories against the Registrant, (ii) the current status of legal proceedings among the FDA, Berlex Laboratories and the Registrant regarding the FDA's approval of the Registrant's drug AVONEX[Trademark] and (iii) a filing by ASTA Medica Aktiengesselschaft of Dresden, Germany for an arbitration against the Registrant with the International Chamber of Commerce. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.
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(c)      Exhibit.

         99.1        The Registrant's Press Release dated July 3, 1996.

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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BIOGEN, INC.
                                             (Registrant)

Date: July 5, 1996                           /s/ Michael J. Astrue
                                             ----------------------
                                             Michael J. Astrue, Esquire
                                             Vice President and General Counsel

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                                EXHIBIT INDEX
                                -------------
Exhibit
Number                               Description
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99.1                                 The Registrant's Press Release
                                     dated July 3, 1996.

T3/633161.1

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